Exhibit 99.1

FOR IMMEDIATE RELEASE

FUBOTV ANNOUNCES PRELIMINARY FOURTH QUARTER 2021 RESULTS INCLUDING REVENUE AND SUBSCRIBER GROWTH, EXPECTS TO EXCEED PRIOR GUIDANCE

NEW YORK – JANUARY 10, 2022 – fuboTV Inc. (NYSE: FUBO), the leading sports-first live TV streaming platform, today announced preliminary fourth quarter 2021 results, including revenue and subscriber growth, ahead of its participation at this week’s 24th Annual Needham Virtual Growth Conference. Both revenue and subscriber metrics are expected to exceed previously issued guidance resulting in a record quarter and year for fuboTV.

●	Fourth quarter 2021 total revenue is expected to be between $215-$220 million, an increase of 105%-109% year-over-year. Prior guidance was $205-210 million for the quarter.

○	Full year 2021 total revenue is expected to be between $622-627 million, an increase of 138-140% year-over-year[1]. Prior guidance was $612-$617 million.
●	Fourth quarter 2021 advertising revenue is expected to be over $25 million, an increase in excess of 90% year-over-year, and crossing an annual run rate of $100 million.

●	Paid subscribers at year-end are expected to exceed 1,100,000, an increase of more than 100% year-over-year. Prior guidance was 1,060,000-1,070,000 subscribers at year-end.
●	Subscriber Acquisition Cost (SAC) is expected to be at the low end of the company’s target range of 1.0-1.5x monthly Average Revenue Per User (ARPU) for the quarter.
●	Subscriber churn is expected to improve in the quarter by more than 200 basis points year-over-year. This marks the 13th consecutive quarter of churn improvements.
●	fuboTV expects to end the quarter with more than $375 million of cash, cash equivalents and restricted cash.

1 Compared to 2020 financials including fuboTV pre-merger Q1 and full year FaceBank/fuboTV excluding the FaceBank AG and Nexway businesses sold in July 2020

The metrics above exclude Molotov SAS, acquired by fuboTV in December 2021.

“fuboTV’s strong preliminary fourth quarter 2021 results close out a pivotal year where we made meaningful advancements against our mission to define a new category of interactive sports and entertainment television,” said David Gandler, co-founder and CEO, fuboTV. “In the fourth quarter, we continued to deliver triple digit revenue growth, alongside operating leverage, through the efficient deployment of acquisition spend and the retention of high quality customer cohorts. This was evidenced by continued improvements in subscriber churn year-over-year within the quarter. This wraps up a phenomenal year where we grew revenue by over 138% while advancing towards our path to profitability. We look forward to discussing our full fourth quarter and year-end 2021 results including Adjusted Contribution Margin, Adjusted EBITDA, EPS and cash flow on our forthcoming earnings call.”

Gandler further commented: “We are also very pleased with the ongoing integration of Molotov, the Paris-based live TV streaming platform we acquired in December. While still early, our progress to date continues to reinforce our belief that the synergies of the combined companies will give us operating leverage to build a scalable global platform with minimal incremental spend.”

About fuboTV

With a mission to provide the world’s most thrilling sports-first live TV experience through the greatest breadth of premium content, interactivity and integrated wagering, fuboTV Inc. (NYSE: FUBO) is focused on bringing to life its vision of a streaming platform that transcends the industry’s current virtual MVPD model. fuboTV Inc. operates in the U.S., Canada, Spain and, through its acquisition of Molotov, in France.

Leveraging its proprietary data and technology platform optimized for live TV and sports viewership, fuboTV Inc. aims to turn passive viewers into active participants and define a new category of interactive sports and entertainment television. The company’s cable TV replacement product, fuboTV, offers subscribers more than 100 live sports, news and entertainment networks and is the only live TV streaming platform with every Nielsen-rated sports channel (source: Nielsen Total Viewers, 2021). Subscribers can interact with fuboTV’s live streaming experience through predictive free-to-play games, which are integrated into select sports content.

Fubo Gaming Inc., a subsidiary of fuboTV Inc., launched Fubo Sportsbook, a next-generation mobile sportsbook purpose-built to integrate with fuboTV, in 2021.

Financial Disclosure Advisory

fuboTV (or “The Company”) reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The expected financial results discussed in this press release are preliminary and represent the most current information available to the Company’s management, as financial closing procedures for the fourth quarter and fiscal year ended December 31, 2021 are not yet complete. These estimates are not a comprehensive statement of the Company’s financial results for the fourth quarter and fiscal year ended December 31, 2021 and actual results may differ materially from these estimates as a result of the completion of year-end accounting procedures and adjustments, including the execution of the Company’s internal control over financial reporting, the completion of the preparation and audit of the Company’s financial statements and the subsequent occurrence or identification of events prior to the formal issuance of the audited financial statements for fiscal 2021.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements of fuboTV Inc. (“fuboTV”) that involve substantial risks and uncertainties. All statements contained in this press release that do not relate to matters of historical fact are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including statements regarding our financial condition, anticipated financial performance, market opportunity, business strategy and plans, and the expected continued rollout of Fubo Sportsbook. The words “could,” “will,” “plan,” “intend,” “anticipate,” “approximate,” “expect,” “potential,” “believe” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that fuboTV makes due to a number of important factors, including but not limited to risks related to our pursuit and engagement in acquisitions; our actual operating results may differ significantly from our guidance; risks related to fuboTV’s access to capital and fundraising prospects to fund its ongoing operations and support its planned growth; the restrictions imposed by content providers on our distribution and marketing of our products and services; our reliance on third party platforms to operate certain aspects of our business; risks related to our technology, as well as cybersecurity and data privacy-related risks; our ability to achieve or maintain profitability; our revenue and gross profit are subject to seasonality; our operating results may fluctuate; our ability to attract and retain subscribers; we may not be able to license streaming content or other rights on acceptable terms; risks related to our ability to capitalize develop and market a sports wagering offering and the regulatory regime and related risks associated with such offering; risks related to the difficulty in measuring key metrics related to our business; risks related to the highly competitive nature of our industry; risks related to ongoing or future legal proceedings; and other risks, including the effects of industry, market, economic, political or regulatory conditions, future exchange and interest rates, and changes in tax and other laws, regulations, rates and policies, including the impact of COVID-19 on the broader market. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are discussed in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021 filed with the Securities and Exchange Commission (“SEC”) on November 10, 2021 and our other periodic filings with the SEC. We encourage you to read such risks in detail. The forward-looking statements in this press release represent fuboTV’s views as of the date of this press release. fuboTV anticipates that subsequent events and developments will cause its views to change. However, while it may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. You should, therefore, not rely on these forward-looking statements as representing fuboTV’s views as of any date subsequent to the date of this press release.

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Investor Contacts

Alison Sternberg, fuboTV

asternberg@fubo.tv

The Blueshirt Group for fuboTV

ir@fubo.tv

Media Contacts

Jennifer L. Press, fuboTV

jpress@fubo.tv

Bianca Illion, fuboTV

billion@fubo.tv